Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN AND WESTERN DISTRICTS OF TEXAS

HOUSTON DIVISION

IN RE:	§
§
Memorial Production Partners LP, et al.	§	CASE NO. 17-30262
	§	CHAPTER 11
§
DEBTOR	§

CHAPTER 11 POST-CONFIRMATION REPORT

FOR THE QUARTER ENDING JUNE                    2017

1. ☑ Quarterly or ☐ Final (check one)

2. SUMMARY OF DISBURSEMENTS*:

A. Disbursements made under the plan (itemize on page 3)	$25,889,692.00

B. Disbursements not under the plan	$145,316,850.00

Total Disbursements	$171,206,542.00

*ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, UNDER THE PLAN OR OTHERWISE, MUST BE ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

3.	Has the order confirming plan become final?		☑	Yes	☐	No

4.	Are Plan payments being made as required under the Plan?		☑	Yes	☐	No

5.	If “No”, what Plan payments have not been made and why?

	Please explain:	N/A

6.	If plan payments have not yet begun, when will the first plan payment be made? (Date)

7.	What date did the reorganized debtor or successor of the debtor under the plan assume the business or management of the property treated under the plan? 5/4/2017 (Date)

8.	Please describe any factors which may materially affect your ability to obtain a final decree at this time.

None

9.	Complete the form for Plan Disbursements attached.

10. CONSUMMATION OF PLAN:

A. If this is a final report, has an application for Final Decree been submitted*?	INITIALS

☐ Yes Date application was submitted	DATE

☒ No Date when application will be submitted	UST USE ONLY

*(if required by Local Rule)

B. Estimated Date of Final Payment Under Plan

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Matthew Hoss	DATE:	July 31, 2017
Matthew Hoss
(PRINT NAME)

Memorial Production Partners LP, et al.

2Q 2017 Consolidated Cash Flows

Amounts in thousands

	Apr-17	May-17	Jun-17	2Q 2017
Beginning Cash Balance	$73,154	$75,127	$13,824	$73,154	2)

Receipts
Collections	$34,692	$34,779	$30,883	$100,354
Other Receipts	—	7,150	—	7,150
Borrowing	—	—	—	—

Total Receipts	$34,692	$41,929	$30,883	$107,504

Operating Disbursements
LOE/Capex/Other Op. Ex.	$16,566	$8,796	$14,613	$39,975
G&A	740	1,521	949	3,210
Payroll	3,344	6,346	3,631	13,321
Royalties	6,642	5,912	6,868	19,422
Taxes	770	1,178	736	2,684

Total Operating Disbursements	$28,062	$23,753	$26,797	$78,612

Non-Operating Disbursements
Restructuring Fees	$3,150	$14,333	$138	$17,621
Bank Fees	—	8,631	68	8,699
Debt / Interest Payments	1,507	32,125	6,753	40,385

Total Non-Operating Disbursements	$4,657	$55,089	$6,959	$66,705

Net Plan Disbursements
Plan Effects Receipts	$—	$1,500	$—	$1,500
Plan Effects Disbursements	—	25,890	—	25,890

Total Net Plan Disbursements	$—	$24,390	$—	$24,390

Net Cash Flow	$1,973	$(61,303)	$(2,873)	$(62,203)

Ending Cash Balance	$75,127	$13,824	$10,951	$10,951	2)

Notes:

1)	This Disbursement Summary is unaudited and does not purport to represent financial statements prepared in accordance with generally accepted accounting principles nor are they intended to fully reconcile to the financial statements prepared by the Reorganized Debtor (“the Company”). Information contained in the Disbursement Summary has been derived from the Company’s books and records. Therefore, in order to comply with their obligations to provide quarterly reporting during the Chapter 11 case, the Company has prepared this quarterly report using the best information presently available to them. This Disbursement Summary is true and accurate to the best of the Company’s knowledge, information and belief based on current available data. The financial results contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated financial results of the Company in the future. The information contained herein is unaudited, limited in scope, and subject to change.
2)	Ending Cash Balances reflect only operating bank accounts and exclude restricted cash accounts.

UNITED STATES BANKRUPTCY COURT

CASE NAME:	Memorial Production Partners LP, et al.					PETITION DATE:		01/16/17
CASE NUMBER:	17-30262					DISTRICT OF TEXAS:		Southern
PLAN EFFECTIVE DATE:	5/4/2017					DIVISION:		Houston
Disbursement and Fee Summary - 2Q 2017
		Disbursements				Fees In USD
Case Number	Entity Name	Apr-17	May-17	Jun-17	2Q17 Total	Fee	Balance Due per UST	Difference
17-30262	Memorial Production Partners LP	—	—	—	—	325	325	—
17-30248	Memorial Production Finance Corporation	—	—	—	—	325	325	—
17-30249	San Pedro Bay Pipeline Company	128,170	244,524	148,023	520,718	4,875	4,875	—
17-30250	Rise Energy Beta, LLC	2,653,732	1,879,552	2,346,841	6,880,125	13,000	13,000	—
17-30251	Rise Energy Minerals, LLC	—	—	—	—	325	325	—
17-30252	Rise Energy Operating, LLC	—	—	—	—	325	325	—
17-30253	Beta Operating Company, LLC	757,128	787,364	778,117	2,322,609	9,750	9,750	—
17-30254	Columbus Energy, LLC	1,122,525	1,093,636	1,429,856	3,646,018	10,400	10,400	—
17-30255	WHT Carthage LLC	—	—	—	—	325	325	—
17-30256	WHT Energy Partners LLC	639,559	531,715	599,927	1,771,201	6,500	6,500	—
17-30257	Memorial Energy Services LLC	—	—	—	—	325	325	—
17-30258	Memorial Midstream LLC	—	—	—		325	325	—
17-30259	Memorial Production Operating LLC	24,073,932	93,848,492	24,822,256	142,744,680	30,000	30,000	—
17-30260	MEMP Services LLC	3,344,265	6,346,366	3,630,561	13,321,192	13,000	13,000	—
17-30261	Memorial Production Partners GP LLC	—	—	—	—	325	325	—

	Total	32,719,312	104,731,649	33,755,581	171,206,542	90,125	90,125	—